Exhibit 99.1

SEVERANCE AGREEMENT AND RELEASE

RECITALS

This Severance Agreement and Release (“Agreement”) is made by and between Carl Hull (“Executive”) and Applied Imaging Corp. (“Company”) (collectively referred to as the “Parties” and each a “Party”):

WHEREAS, Executive has been employed by the Company as Chief Executive Officer;

WHEREAS, the Company and Executive entered into an Employment, Confidential Information and Invention Assignment Agreement dated August 5, 1997 (the “Confidentiality Agreement”);

WHEREAS, the Company and Executive entered into an Indemnification Agreement dated August 4, 1997 (the “Indemnification Agreement”);

WHEREAS, the Company and Executive entered into an Employment Agreement dated October 19, 2001 (the “Employment Agreement”);

WHEREAS, the Company has granted Executive the option to purchase that number of shares of Company stock listed in Exhibit A, on the dates and at the exercise prices listed therein, subject to stock option agreements entered into between the Company and Executive in connection therewith (each grant referred to herein as an “Option Grant”, and all stock option agreements collectively referred to herein as the “Option Agreements”);

WHEREAS, as part of a management succession plan that the Company has been anticipating since November, 2003, Executive voluntarily resigns from employment with the Company effective as of December 31, 2004 (the “Resignation Date”);

WHEREAS, Executive has agreed to serve as a consultant to the Company as of the Resignation Date as provided herein;

WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Executive may have against the Company as defined herein, including, but not limited to, any and all claims arising or in any way related to Executive’s employment with, or separation from, the Company;

NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

COVENANTS

1. Resignation. Executive resigns from employment with the Company effective as of the Resignation Date.

2. Consultancy. In order to effect an orderly transition of business operation, Executive agrees to maintain his continuous status as a Service Provider (as defined in the Option Agreements) to the Company by acting as a consultant on matters arising from time to time, as requested by the Company, for a period of up to six (6) months commencing on the Resignation Date (the “Consultancy Period”). Executive’s consultancy shall be “At-Will”, terminable by either Party immediately upon written notice.

3. Consideration.

(a) Severance. The Company agrees to pay Executive a lump sum of One Hundred Twenty Five Thousand Dollars ($125,000), less applicable withholding. This payment will be made to Executive on the Resignation Date.

(b) Stock. Executive acknowledges that as of the Resignation Date, for each Option Grant, he will have vested in such number of shares as set forth across from such Option Grant in Exhibit A under the heading “Vested (12/31/04)” and no more. Subject to his continuing to be a Service Provider on each relevant vesting date, Executive shall continue to vest in each Option Grant during the Consultancy Period as provided in each corresponding Option Agreement. Executive acknowledges that should he remain a consultant for the entire Consultancy Period, at the conclusion thereof, for each Option Grant, he will have vested in such number of shares as set forth across from such Option Grant in Exhibit A under the heading “Vested (6/30/05)” and no more. The exercise of any stock options shall continue to be subject to the terms and conditions of the corresponding Option Agreements, each of which provides that the option will expire ninety (90) days following the date Executive ceases to be a Service Provider (as defined therein).

(c) COBRA. The Company shall pay COBRA premiums (except that Executive shall continue to pay that portion of the premium in accordance with the Company’s normal practices) directly to carrier for health care coverage for Executive and his eligible dependents through the earlier of (a) the six (6) month anniversary of the Resignation Date, or (b) the date on which Executive obtains health benefits from a new employer. In addition, in consideration for, and conditioned upon, the execution by Executive of a Supplemental Severance Agreement and Release after the expiration of the Consultancy Period, the form of which is attached hereto as Exhibit B (the “Supplemental Agreement”), the Company shall pay COBRA premiums (except that Executive shall continue to pay that portion of the premium in accordance with the Company’s normal practices) directly to carrier for health care coverage for Executive and his eligible dependents through the earlier of (a) the twelve (12) month anniversary of the Resignation Date, or (b) the date on which Executive obtains health benefits from a new employer. As soon as practicable, Executive shall notify the Company of the date on which he obtains health benefits from his new employer. Executive’s participation in all other benefits and incidents of employment cease on the Resignation Date, other than as set forth in this Agreement. Executive ceases accruing employee benefits, including, but not limited to, vacation time and paid time off, as of the Resignation Date. In no instance shall the Company be responsible for paying any COBRA premiums on behalf of Executive or his eligible dependents should Executive cease to remain eligible for COBRA, or on behalf of Executive’s eligible dependents should they cease to remain eligible for COBRA.

(d) Base Salary. The Company agrees to continue to pay Executive’s base salary until the Resignation Date in a manner consistent with past practices and Company policy.

(e) Exec-U-Care Medical Reimbursement Insurance. Executive acknowledges that his Exec-U-Care Medical Reimbursement Insurance coverage shall cease as of the Resignation Date. In consideration thereof, the Company shall pay Executive a lump sum of Seven Thousand Dollars ($7,000), less applicable withholding. This payment will be made to Executive on the Resignation Date.

4. Confidential Information. Executive shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement. Executive shall return all of the Company’s property and confidential and proprietary information in his possession to the Company on or by the Resignation Date.

5. Payment of Salary and Benefits. Executive acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Executive as of the date of this Agreement. Executive acknowledges and agrees that he is not entitled to any severance or compensation from the Company, except as specifically set forth in this Agreement.

6. Release of Claims. Executive agrees that the consideration set forth in this Agreement represents full performance of all outstanding obligations owed to Executive by the Company. Except as provided below, Executive, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, agents, attorneys, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns (the “Releasees”), from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess arising from any omissions, acts or facts that have occurred up until and including the Resignation Date including, without limitation:

(a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; harassment; retaliation; fraud; fraudulent inducement; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; worker’s compensation and disability benefits;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Family and Medical Leave Act, the California Family Rights Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and the California Labor Code;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and

(h) any and all claims for attorneys’ fees and costs, except as otherwise set forth in this Agreement.

The Company and Executive agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released, provided however that the Company and Executive agree that the release set forth in this section shall not release, replace, supersede or in any way materially alter or reduce the Company’s obligations to the Executive under the Indemnification Agreement. The Parties agree that the Indemnification Agreement shall take precedence over this Agreement to the extent there is any conflict or inconsistency between them. The Company and Executive agree that this release does not extend to release or modify any other rights to indemnification or advancement of expenses to which Executive is entitled from the Company or its insurers under the Company’s Certificate of Incorporation, its Bylaws, the General Corporation Law of the State of Delaware, the Labor Code of the State of California, a director and officer insurance policy, or otherwise.

Executive acknowledges and agrees that a material breach by Executive of any provision of this Agreement shall entitle the Company immediately to cease the severance benefits provided to Executive under this Agreement.

7. Acknowledgement of Waiver of Claims Under ADEA. Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date. Executive acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that he has been advised by this writing that

(a) he should consult with an attorney prior to executing this Agreement;

(b) he has up to twenty-one (21) days within which to consider this Agreement;

(c) he has seven (7) days following his execution of this Agreement to revoke this Agreement;

(d) this Agreement shall not be effective until the revocation period has expired; and,

(e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

8. Civil Code Section 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Executive acknowledges that he had the opportunity to seek the advice of legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Executive, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

9. No Pending or Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Executive also represents that he has no present intention to assert any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

10. Public Disclosure. The Parties acknowledge that this agreement will be filed with the Securities and Exchange Commission and that Executive’s resignation will also be announced publicly.

11. No Cooperation. Executive agrees that he will not encourage, counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Releasees, unless under a subpoena or other court order to do so. Executive shall inform the Company in writing and furnish a copy of any subpoena or other court order within three (3) days of receiving any such subpoena or other court order.

12. Non-Disparagement. Executive agrees to refrain from any defamation, libel or slander of the Releasees or tortious interference with the contracts and relationships of the Releasees. The

Board of Directors of the Company and the officers of the Company shall refrain from any defamation, libel or slander of Executive or tortious interference with the contracts and relationships of Executive. Executive agrees that he shall direct all inquiries by potential future employers to the Chairman of the Board of Directors of the Company.

13. Non-Solicitation. Executive agrees that for a period of twelve (12) months immediately following the Effective Date, Executive shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees to leave their employment, or attempt to solicit, induce, recruit or encourage employees of the Company, either for him/herself or any other person or entity.

14. No Admission of Liability. The Parties understand and acknowledge that this Agreement can be read to constitute a compromise of actual or potential claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be: (a) an admission of the truth or falsity of any claims or potential claims or (b) an acknowledgment or admission by either Party of any potential fault or liability whatsoever to the other Party or to any third party.

15. No Knowledge of Wrongdoing. Executive represents that he has no knowledge of any wrongdoing involving improper or false claims against a federal or state governmental agency, or any other wrongdoing that involves Executive in his capacity as an officer, director, employee or agent of the Company.

16. Costs. The Company shall bear the Executive’s costs, expert fees, attorneys’ fees and other fees incurred in connection with this Agreement up to a limit of $5,000.

17. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him/her to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

18. No Representations. Each Party represents that he or it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. In entering into this Agreement, neither Party has relied upon any representations or statements made by the other Party hereto which are not specifically set forth in this Agreement.

19. Severability. In the event that any provision hereof, or any portion thereof, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision or portion of said provision.

20. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s relationship with the Company, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Executive’s relationship with the Company, with the exception of the Confidentiality Agreement, the Option Agreements, and the Indemnification Agreement.

21. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

22. No Oral Modification. This Agreement may only be amended in a writing signed by Executive and the Chairman of the Board of Directors of the Company.

23. Governing Law. This Agreement shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of California, without regard to choice-of-law provisions. Executive hereby consents to personal and exclusive jurisdiction and venue in the State of California.

24. Effective Date. This Agreement is effective after it has been signed by both parties and after eight (8) days have passed since Executive has signed the Agreement (the “Effective Date”), unless revoked by Executive within seven (7) days after the date the Agreement was signed by Executive.

25. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

26. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains; and

(d) They are fully aware of the legal and binding effect of this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

Applied Imaging Corp.

Dated: December 31, 2004	By	/s/ G. Kirk Raab
G. Kirk Raab, Chairman

Carl Hull, an individual

Dated: December 31, 2004	/s/ Carl Hull
Carl Hull

EXHIBIT A

STOCK OPTION GRANTS

Option Number	Option Grant Date	Shares Granted	Exercise Price	Vested (12/31/04)	Unvested (12/31/04)	Vested* (6/30/05)	Unvested* (6/30/05)
US000242	12/15/1997	10,000	$2.7500	10,000	0	10,000	0
US000411	12/10/1998	40,000	$1.8750	40,000	0	40,000	0
R000280	02/02/1998	60,000	$2.4380	60,000	0	60,000	0
US000442	12/16/1999	60,000	$1.1900	60,000	0	60,000	0
US000743	01/01/2001	85,774	$3.0000	82,649	3,125	85,774	0
US000781	01/01/2001	64,226	$3.0000	64,226	0	64,226	0
US00366	02/13/2002	36,458	$2.4000	0	36,458	15,625	20,833
NQ00366	02/13/2002	88,542	$2.4000	88,542	0	88,542	0
0000402	02/25/2003	39,048	$0.8700	0	39,048	7,857	31,191
N000402	02/25/2003	40,952	$0.8700	36,666	4,286	38,809	2,143

*	Numbers are calculated based upon assumption that Executive remains a Service Provider through the Consultancy Period.

EXHIBIT B

SUPPLEMENTAL RELEASE AGREEMENT

** REMINDER: This Agreement is to be signed and returned to Applied Imaging Corp. within 3 days of your termination as a Consultant and may not be signed during your Consultancy Period.

By signing below, I, hereby verify that I have chosen not to revoke my agreement to and execution of the Severance Agreement and Release signed by me on December 31, 2004. My signature below confirms my renewed agreement to the terms of that Agreement, as well as the release and waiver of any and all claims relating to my employment and consulting relationship with Applied Imaging Corp, except as specified in that Agreement, and/or the termination of such employment and consulting relationships, including but not limited to claims under any local ordinance or state or federal employment law, including laws prohibiting discrimination in employment on the basis of race, sex, age (in particular, any claim under the Age Discrimination in Employment Act and the California Fair Employment and Housing Act), disability, national origin, or religion, as well as any claims for wrongful discharge, breach of contract, attorneys’ fees, costs, or any claims of amounts due for fees, commissions, stock options, expenses, salary, bonuses, profit sharing or fringe benefits. I understand that the terms of Paragraph 7 of the Severance Agreement and Release (“Acknowledgment of Waiver of Claims under ADEA”) shall also apply to this Supplemental Release. I further acknowledge and represent that the Company has paid all salary, wages, bonuses, accrued vacation, paid time off, commissions, stock, stock options, vesting, and any and all other compensation and benefits due to me.

Dated:

By:
Carl Hull